STANDARD SHOPPING CENTER LEASE

THIS LEASE AGREEMENT (the "Lease") is made and entered into this 27th day of September, 2000 between MANT EQUITIES ,LLC (the "Landlord")and Oceanside Bank ("Tenant").

W I T N E S S E T H:
- - - - - - - - - -


FOR  GOOD  AND  VALUABLE  CONSIDERATIONS,   the  receipt,  adequacy,  and  legal
sufficiency of which are hereby acknowledged, Landlord and Tenant, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I
                     DEFINITIONS AND FUNDAMENTAL PROVISIONS
                     --------------------------------------

1.1 Addresses

Landlord: MANT EQUITIES, LLC            Tenant: Oceanside Bank (see Section 9.1)
          1356 Beach Blvd.                      13799 Beach Boulevard.
          Jacksonville Beach, FL, 32250         Jacksonville, Fl. 32224

1.2 Lease Commencement Date: Date of Execution

1.3 Rent Commencement Date. One Year from Date of Completion of Landlords work.

1.4 Force Majeure: Landlord shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from so doing by cause or causes beyond Landlord's control of whatever cause or variety. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for and therefore shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord. At any time when there is outstanding a mortgage, deed of trust or similar security instrument covering Landlords' interest in the Demised Premises, Tenant may not exercise any remedies for default by Landlord hereunder unless and until the holder of the indebtedness secured by such mortgage, deed of trust or similar security instrument shall have received written notice of such default and a reasonable time for curing such default shall thereafter have elapsed.

1.5 Common Areas. Those areas, facilities, utilities, improvements, equipment, and installations, in the Shopping Center which are from time to time designated by Landlord for the nonexclusive use or benefit of Landlord and tenants of the Shopping Center, their employees, agents, customers, licensees and invitees. Landlord reserves the right to use portions of the Common Areas for the purpose of displays, promotions, programs, games, or other uses which may be of interest to all or part of the general public.

1.6 Lease Term Ten (10) Lease Years commencing on the Rent Commencement Date and expiring at 11:59 P.M. on the last day of the Month. The first Lease Year shall consist of twelve (12) consecutive full calendar months plus the partial month, if any, caused by the Rental Commencement Date falling on other than the first day of a calendar month. Each succeeding Lease Year shall be for a period of twelve (12) full calendar months, provided however, that the last Lease Year shall be less than twelve (12) full calendar months if the termination date of the Lease is other than the anniversary of the last day of the preceding Lease Year.

1.7 Minimum Rent.

Lease Year   Annual Minimum Rent       Monthly Minimum Rent
----------   -------------------       --------------------
One          NONE                      NONE
Two          $148,500.00               $12,375.00 Plus CPI
Three        $148,500.00               $12,375.00 Plus CPI Years 2& 3
Four         $148,500.00               $12,375.00 Plus CPI Years 2 Thru 4
Five         $148,500.00               $12,375.00 Plus CPI Years 2 Thru 5
Six          $148,500.00               $12,375.00 Plus CPI Years 2 Thru 6
Seven        $148,500.00               $12,375.00 Plus CPI Years 2 Thru 7
Eight        $148,500.00               $12,375.00 Plus CPI Years 2 Thru 8
Nine         $148,500.00               $12,375.00 Plus CPI Years 2 Thru 9
Ten          $148,500.00               $12,375.00 Plus CPI Years 2 Thru 10
                                       (Greater of CPI or 3% not to exceed 6%).


1.8 Percentage Rent. INTENTIONALLY OMITTED


1.9 Permitted Use. Tenant shall use the Premises solely for the following permitted use and for no other purpose whatsoever: Bank and or Operations Center of Bank.


1.10 Permitted Trade Name. Oceanside Bank, any approved Bank, any approved Savings & Loan, any approved Credit Union, any approved Brokerage House.


1.11 Premises. That certain space commonly known as 13799 Beach Boulevard consisting of approximately 9,000 square feet located in the Hodges Plaza Shopping Center and highlighted as Space# Out Parcel on Exhibit "A" attached hereto.

1.12 Rental Payment Address.    MANT Equities,  LLC
                                1356 Beach Blvd.
                                Jacksonville Beach, Florida 32250



1.13 Security Deposit. None

1.14 Shopping Center. Hodges Plaza shall be located in Jacksonville, Florida, and more particularly depicted on Exhibit "A" attached hereto, as the same may be altered, expanded, or reduced, from time to time at the discretion of the Landlord. Any alterations to the Shopping Center to exceed 15% of value of Shopping Center will be subject to the approval of Oceanside Bank or Assigns. Such approval shall not be unreasonably withheld conditioned or delay and will be deemed granted within thirty (30) days from date of notice by landlord. As used herein, the term "Gross Leasable Area of the Shopping Center" shall mean the total leasable area of all leasable premises within the Shopping Center, excluding only those areas reserved for community services or public or religious services or originally leased to supermarkets, department stores, drug stores and junior department stores.

                                   ARTICLE II
                               DEMISE OF PREMISES
                               ------------------

2.1 Lease. Landlord hereby leases and demises to Tenant the Premises together with the nonexclusive right to use the Common Areas subject to the Rules and Regulations.

2.2 Acceptance of Premises by Tenant. Tenant agrees to accept the Premises in "AS-IS, WHERE-IS" condition (EXCEPT AS DEFINED IN EXHIBIT "C" ATTACHED HERETO) as tendered by Landlord. Tenant agrees that no representations with respect to the condition of the Premises and no promises to decorate, alter, repair, or improve the Premises have been made by Landlord except as set forth in this Lease. Promptly upon the tender of possession of the Premises by Landlord to Tenant, Tenant shall commence and thereafter diligently pursue to completion all of Tenant's work in the Premises in strict accordance with plans and specifications approved by Landlord. Premises shall be deemed to be "Ready for Occupancy" when Landlord certifies in writing to Tenant that Landlord has substantially completed Landlord's work, Landlord shall not be deemed to be in default hereunder or otherwise liable in damages to Tenant, but the term of this lease shall commence upon the date the Premises are ready for occupancy and the expiration of the lease term shall be extended by the number of days of Landlord's delay. Approximate Delivery of Premises will be 90 days from the removal of all Contingencies. Ready for Tenant Improvements.

2.3 Early Access. In the event that Tenant is given access to the Premises prior to the Commencement date for the purpose of installing fixtures or for any other purpose permitted by Landlord, such early entry will be at Tenant's sole risk and subject to all the terms and provisions of this Lease as though the Commencement Date had occurred, except for the payment of Rent, which shall commence on the Commencement Date. Notwithstanding the previous sentence, it is specifically agreed and understood that Tenant shall pay all charges for water, sewer, storm water, electricity and all other utilities serving the Premises from the date upon which Tenant is notified that the Premises are available for Tenant's work (or from the date when Tenant commences to perform its work, if earlier) until the Commencement Date. Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord in its sole discretion, deems appropriate.

2.4 Surrender of Premises. At the expiration, or earlier termination, of the Lease Term, Tenant shall surrender the Premises to Landlord in a good and broom-clean condition, reasonable wear and tear excepted. Tenant shall promptly repair any damage to the Premises or Shopping Center caused by the removal of any signs, furniture, trade fixtures, or other personal property, permitted to be removed by Tenant from the Premises.

                                  ARTICLE III
                             RENT AND OTHER CHARGES
                             ----------------------

3.1 Minimum Rent. Tenant hereby covenants to pay Minimum Rent, in advance, on a monthly basis on the first day of each calendar month during the Lease Term, without demand, deduction, or setoff whatsoever; it being specifically agreed and understood that the covenants of Tenant to pay Minimum Rent, Additional Rent, and all other Rent set forth in this Lease, are separate and distinct covenants of Tenant, not contingent upon the performance of any other terms or conditions of this Lease. First months rent shall be payable upon execution of the Lease.

3.2 Percentage Rent. INTENTIONALLY OMITTED

3.2 Utilities. Tenant shall promptly pay all charges for utilities including but not limited to, water&sewer, storm water drainage, electricity, and other services furnished to the Premises whether by Landlord or the applicable utility or refuse disposal company. If such utilities are not individually metered or individually charged, Tenant shall pay Tenant's Proportionate Share thereof. Landlord shall not be liable for any interruptions or curtailment in such services whether for the alteration, repair, or improvement, of the Premises or the Shopping Center, or otherwise.

3.4 Tenant's Proportionate Share. As used herein, the term "Tenant's Proportionate Share" shall mean the quotient obtained by dividing the square footage of the Premises by the Gross Leasable Area of the Shopping Center (which may increase or decrease from time to time).

3.5 Operating Costs. Tenant shall pay to Landlord along with its monthly installment of Minimum Rent, as Additional Rent, Tenant's Proportionate Share of all costs incurred by Landlord in maintaining, lighting, repairing, replacing, operating, cleaning, painting, landscaping, securing, managing, and insuring the portions of the Shopping Center which are the responsibility of the Landlord hereunder (collectively the "Operating Costs"). By way of illustration, but not limitation, Operating Costs shall include the payment of all insurance premiums (including but not limited to Worker's Compensation, casualty, fire and rental insurance, salaries and fringe benefits for on-site employees, management fees in an amount up to three percent (3%) of the total Minimum Rent and Percentage Rent payable by all tenants of the Shopping Center, real estate taxes and assessments associated with the Shopping Center, trash removal (to the extent not paid pursuant to Section 3.3),utilities and other services benefitting or serving the Premises, sprinkler system repairs and maintenance, advertising, promotions Operating Costs shall also include real estate tax service and consulting cost and fees, and Tenant shall receive a credit equal to Tenant's Proportionate Share of any savings generated thereby. Tenant's monthly payments of Operating Costs shall be based on estimates calculated by Landlord, and such estimates shall be adjusted as necessary as determined by landlord. Each Year, Landlord shall furnish Tenant a statement setting forth the actual Operating Costs paid or payable by Landlord during the prior period. If the Operating Cost paid by Tenant pursuant to this Article are less than Landlord's actual Operating Costs, Tenant shall pay to Landlord the difference between the amount paid by Tenant and Tenant's pro rata share of such actual Operating Costs, as calculated above, within thirty (30) days after notification by Landlord. If the total of the estimated payments is greater than the actual Additional Rent for the same period, Tenant shall receive a credit against the next due payment of estimated Additional Rent. Landlord shall have the right, Yearly , to adjust the monthly deposit to be paid by Tenant for the next period based upon Tenant's actual pro rata share of the Operating Costs for the preceding period.

3.6 Merchant's Association/Marketing Fund Dues. N/A

3.7 Sales and Rent Taxes. Tenant shall pay, as Additional Rent, any present or future sales or rent tax or other tax imposed on Rent payments or upon Landlord based upon charges paid by Tenant to Landlord, however, Tenant shall not pay Landlord's income taxes.

3.8 Security Deposit. N/A

3.10 Lien of Landlord for Rent, Taxes and Other Sums. Landlord shall have, and Tenant hereby grants, a security interest in any furnishings, equipment, fixtures, or other personal property of any kind belonging to Tenant, or the equity of Tenant therein, on the Leased Premises. The security interest is granted for the purpose of securing the payment of rent, other charges, assessments, penalties and damages herein covenanted to be paid by Tenant, and for the purpose of securing the performance of all other obligations of Tenant hereunder. Upon Tenant's default or breach of any covenants of this Lease, Landlord shall have all remedies available under the law of the State where the Leased Premises are located, including but not limited to the right to take possession of the above mentioned property and dispose of it by sale in a commercially reasonable manner. Tenant hereby agrees to execute and deliver from time to time Financing Statements at Landlord's request for the purpose of serving notice to third parties of the security interest herein granted. Tenant shall upon demand reimburse Landlord for all filing and recording fees and taxes incurred in connection with filing and recording such Financing Statements. In addition, Tenant agrees to pay as an administrative charge, the amount of Two hundred Fifty Dollars ($250.00) for the review and/or processing of any Lessor's Agreements or Waiver and Subordination of Lien Agreements.

3.11 Rent. As used herein, the term "Rent" shall include Minimum Rent, Additional Rent, Tenant's Proportionate Share of Operating Costs, utility costs, late charges, return check fees, sales taxes and all other additional charges or sums payable to Landlord hereunder. All Rent shall be paid without demand, deduction or setoff whatsoever on the first day of each calendar month, unless the time for such payment is otherwise expressly set forth herein, at the Rental Payment Address until Landlord notifies Tenant to forward Tenant's payments elsewhere. Rent for any partial month during the Lease Term shall be prorated on a per diem basis based upon a 360 day year with twelve (12) months of thirty
(30) days each.

3.12 Late Charges. In the event that any payment due to Landlord from Tenant hereunder shall not be received by Landlord or Landlord's agent within ten (10) days after the due date of such payment, a late charge the greater of $75.00 or five cents ($.05) for each One Dollar ($1.00) so overdue per month may be charged by Landlord to Tenant. Such fee shall be payable as Additional Rent by Tenant to Landlord upon demand.

3.13 Returned Checks. If any check tendered by or on behalf of Tenant in payment of any sum due under this lease is dishonored and returned to Landlord for any reason whatsoever, Tenant shall be charged as Additional Rent the sum of Thirty-Five Dollars ($35.00) or 5% of the face amount of the check, whichever is greater, plus applicable late charges. Any such check shall be promptly replaced by Tenant with a check (which includes the check charge) which is the direct obligation of a bank representing immediately available funds. In the event two
(2) or more checks tendered by or on behalf of Tenant are dishonored and returned for any reason whatsoever during any twelve (12) month period, all future payments by Tenant shall be made with checks that are the direct obligation of a bank representing immediately available funds.

                                   ARTICLE IV
                                PERMITTED USAGE
                                ---------------

4.1 Use. Tenant covenants to use, occupy, and operate in the whole of the Premises solely for the Permitted Use and for no other purpose whatsoever. Tenant covenants to continuously operate upon the whole of the Premises solely utilizing the Permitted Trade Name during minimum business hours of 9:00 A.M. to 5:00 P.M., Normal and customary Banking Hours as set by bank. six days per week. Landlord considers such continuous use and occupancy covenant a valuable contractual interest with which no other landlord should interfere by attempting to induce Tenant to move to another building. Tenant shall not display merchandise or incidentals to the business outside the Premises or solicit business in the Common Areas nor shall Tenant perform or allow any activity in or about the Premises which, in Landlord's opinion, may detract from or impair the reputation of the Shopping Center. Tenant shall not suffer, allow or permit any vibration, noise, light, odor or other effect to emanate from the Premises, or from any machine or other installation therein, or otherwise suffer, allow or permit the same to constitute a nuisance or otherwise interfere with the safety, comfort or convenience of Landlord or any of the other occupants of the Shopping Center or their customers, agents or invitees or any others lawfully in or upon the Shopping Center. Upon notice by Landlord to Tenant that any of the aforesaid is occurring, Tenant shall immediately remove or control the same. Except with the prior, written consent of Landlord, Tenant and its customers shall use the Common Areas only for delivery, vehicular and pedestrian ingress/egress and parking. Tenant shall not, without Landlord's prior written consent, keep anything within the Premises, or use the Premises for any purpose which increases the insurance premium cost or invalidates any insurance policy carried on the Premises or the Shopping Center, and Tenant shall pay as Rent the amount of any such increase promptly upon demand by Landlord. Tenant shall observe faithfully and comply strictly with all rules and regulations which Landlord may from time to time adopt for the safety, operation, care, and cleanliness of the Shopping Center or the preservation of good order therein (the "Rules and Regulations"). Additionally, Tenant agrees not violate any of the exclusive or restrictive use rights granted to other tenants in the Shopping Center, which exclusive rights are available for Tenant to inspect. Landlord shall not be liable to Tenant for any violation of the Rules and Regulations, or for the breach of any provision in any lease, by any tenant in the Shopping Center.

4.2 Control by Landlord.. Landlord shall have the right at all times, in its sole discretion, to change the size, location, elevation, nature or use of any portion or all of the Common Areas, the Shopping Center, or any part thereof, as Landlord may from time to time determine, including the right to change the size thereof, to erect buildings thereon, to sell or lease part or parts thereof, to change the location and size of the landscaping and buildings, and to make additions to, subtractions from, or rearrangements of, said buildings. During the term hereof, The Common Areas shall be subject to the exclusive control and management of Landlord and Landlord shall have the right to establish, modify, change and enforce rules and regulations with respect to the Common Areas so long as such rules are not discriminatory against Tenant and Tenant agrees to abide by and conform with such rules and regulations. Tenant agrees that its officers and employees will park their automobiles only in such areas as Landlord from time to time designates for employee parking, which areas may be within or without the Shopping Center. Tenant agrees that it will, within 5 days after written request therefore by Landlord, furnish Landlord with state automobile license numbers assigned to its cars and the cars of all its employees. Tenant shall not park any truck or delivery vehicles in the parking areas, nor permit delivery of merchandise at any place other than that designated by Landlord. If any vehicle of Tenant or any concessionaire or any of its respective officers, agents or employees, is parked in any part of the Shopping center other than the employee parking areas, Tenant hereby authorizes Landlord to engage a towing service to remove such vehicle at Tenant's expense.

4.3 Hazardous Substances. Tenant shall not unlawfully generate, store, treat, dispose of, install, or otherwise use, any hazardous substances on, in, under, or in any way related to, the Premises or any other portion of the Shopping Center, or cause or unlawfully permit any such generation, storage, treatment, disposal, installation or other use with respect thereto. Tenant shall fully indemnify and hold Landlord harmless from any liability, damage, cost or expense that Landlord might otherwise suffer from Tenant's failure to fully comply with the terms and provisions of this Section. "Hazardous Substances" means and includes any of the substances, materials, elements or compounds, that are contained in the list of hazardous substances adopted by the United States Congress or the EPA or any substances, materials, elements or compounds affected by any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree, now or at any time hereafter in effect, regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic, dangerous, restricted or otherwise regulated water, substance or material.

                                   ARTICLE V
                      ALTERATION, REPAIR, AND MAINTENANCE
                      -----------------------------------

5.1 Repairs by Landlord. Landlord shall keep the foundation, the roof and the exterior walls of the Premises (except plate glass, doors, door closures, door frames, store fronts, windows and window frames located in the exterior building walls) in good repair. Landlord shall not, however, be required to make any repairs occasioned by the act or neglect of Tenant, its permitted assignees, subleases, servants, agents, employees, licensees, or concessionaires, or any damage caused by or as a result of Tenant's occupancy of the Premises, or any damage caused by break-in, burglary, or other similar acts in or to the Premises. Landlord shall have the right to run utility lines, pipes, roof drainage pipes, conduit, wire, ductwork, or sprinkler systems, where necessary, through, in, or beneath, the Premises, in a manner which does not unduly interfere with Tenant's use thereof. In the event that the Premises should become in need of repairs required to be made by Landlord hereunder, Tenant shall give prompt written notice thereof to Landlord. Landlord shall not be responsible in any way for failure to make any such repairs until a reasonable time shall have elapsed after the giving of such written notice. Except in the case of emergencies, Tenant shall not authorize repairs and replacements required to be made by Landlord hereunder without the prior written consent of Landlord.

5.2 Alterations by Tenant. Tenant shall not make any alterations (including, but not limited to, alterations to the exterior, the storefront, signs and/or utility lines or systems within or serving the Premises), nor secure any fixture or apparatus, to the Premises without Landlord's prior written approval, and Tenant shall promptly remove upon order from Landlord any decoration or alteration made or installed upon the Premises without Landlord's written consent. All alterations, fixtures, betterment's, and improvements, made to, or installed upon, the Premises shall remain upon the Premises, and shall become Landlord's property upon the expiration or earlier termination of this Lease, unless Landlord shall require Tenant to restore the Premises to its original condition. Tenant shall not make any alterations in or additions to the Premises without Landlord's written consent in each and every instance. Landlord's decision to refuse such consent shall be conclusive. If Landlord consents to such alterations or additions, before commencement of the work or delivery of any materials onto the Premises or into the Building, Tenant shall furnish Landlord with plans and specifications, names and addresses of contractors, copies of contracts, necessary permits and indemnification in form and amount satisfactory to Landlord and waivers of lien against any and all claims, costs, damages, liabilities and expenses which may arise in connection with the alterations or additions.

5.3 Repairs by Tenant. Tenant shall keep by routine maintenance, repair, and replacement, at its sole cost and expense, the interior of the Premises, together with the storefront, plate glass, and all doors and windows of the Premises, and all electrical (whether or not located within the Premises), plumbing (including free flow up to the connection to the main sewer line), heating, ventilating, air conditioning, and any other mechanical installations serving the Premises or located therein, whether or not in or under the floor slab or on the roof of the Premises, in good condition and working order. Tenant shall keep sufficient heat in the Premises at all times to prevent pipes from freezing. Tenant shall perform all repairs and alterations required by any governmental agency, including but not limited to, The Americans With Disabilities Act and its supporting regulations, as they may be amended, as well as all other maintenance and repairs not specifically set forth herein as an obligation of the Landlord. Tenant agrees to employ a suitable contractor approved by Landlord to perform Tenant's obligations for maintenance of the heating, cooling, and ventilating units of the Premises, including periodic inspections and cleaning of the system together with such servicing as each such inspection shall disclose, or as shall otherwise be reasonably required by Landlord. Tenant shall clean any snow and ice from the sidewalks contiguous to the Premises. In the event Tenant fails to perform its maintenance, repair, or replacement obligations as provided herein, Landlord may, at its option, perform such remedial action on behalf of Tenant, and Tenant agrees to pay to Landlord, as Additional Rent, the cost thereof plus fifteen percent (15%) overhead promptly upon demand by Landlord.

5.4 Liens. Tenant hereby indemnifies Landlord against, and shall keep Premises and the Shopping Center free from, liens for any work performed, material furnished, or obligations incurred, by or on behalf of Tenant and shall discharge or bond any lien filed within ten (10) days after the filing thereof. The interest of the Landlord shall not be subject to liens for improvements made by Tenant. Tenant will not permit to be created or to remain undischarged any lien, encumbrance or charge (arising out of any work done or materials or supplies furnished by any contractor, mechanic, laborer or material man or any mortgage, conditional sale, security agreement or chattel mortgage, or otherwise by or for Tenant) which might be or become a lien or encumbrance or therefrom. Tenant will not suffer any matter or thing whereby the estate, rights and interest of Landlord in the shopping center or any part thereof might be impaired.

5.5 Signs and Displays. Tenant shall at its own expense erect an appropriate identification sign that complies with sign criteria attached hereto as Exhibit B on the exterior portion of the wall of the Premises within sixty (60) days after the date on which Landlord delivers possession of the Premises to Tenant, and Tenant agrees to maintain said sign in a good state of repair. Tenant agrees to save Landlord harmless from any loss, cost or damage as a result of the erection, maintenance or removal of said sign. Tenant must submit all drawings and specifications to Landlord for approval for said sign before the installation thereof. Tenant shall procure and pay for all permits necessary therefor and shall also comply with all governmental laws, statutes, rules and regulations relating thereto. Tenant shall keep Tenant's sign and the storefront of the Premises fully lighted from sunset to 2:00A.M. each night including Sundays. If Landlord should undertake any remodeling or renovation of the Shopping Center which requires modification of Tenant's signs, then Tenant shall, if required by Landlord, conform to the standard sign criteria used for such remodeling or renovation at Tenant's sole expense. Tenant shall not place signs or displays in, on or about the storefront without Landlord's prior written approval. Landlord shall have the exclusive right to use the roof, and Tenant shall not affix any item to the roof of the Premises, without Landlord approval which will not be unreasonably withheld.

                                   ARTICLE VI
                           CASUALTY AND CONDEMNATION
                           -------------------------

6.1 Casualty. Landlord shall have the right, upon thirty (30) days prior written notice to tenant to terminate this Lease in the event (i) the Premises is damaged by fire or other casualty to the extent of more than ten percent (10%) of the replacement cost thereof, (ii) the Shopping Center is damaged by fire or other casualty to the extent of ten percent (10%) or more of the replacement cost thereof, (iii) any damage to the Premises cannot, in Landlord's sole opinion, be repaired within ninety (90) days of the date of such damage, (iv) the holder of any mortgage, deed to secure debt, deed of trust or other instrument encumbering the Premises or the Shopping Center shall require insurance proceeds to be applied to any indebtedness, (v) the insurance proceeds collected by Landlord shall be insufficient to make such restoration, or (vi) the Premises is damaged or destroyed during the last thirty percent (30%) of the Lease Term, or during any renewal or extension term of this Lease. If Landlord should elect to repair or rebuild the Premises because of any damage or destruction, Tenant shall replace all work and improvements originally installed or performed by Tenant at Tenant's expense. If the casualty, repairing or rebuilding shall render the Premises untenable in whole or in part, Minimum Rent (but not Percentage Rent or additional rent) shall be abated proportionately.

6.2 Condemnation. If the whole of the Premises, or so much thereof as to render the balance unusable by Tenant, shall be taken under power of eminent domain, or otherwise transferred in lieu thereof, or if any part of the Shopping Center is taken and its continued operation is not in Landlord's sole opinion, economical, this Lease shall automatically terminate as of the date possession is taken by the condemning authority. No award for any total or partial taking shall be apportioned, and Tenant hereby unconditionally assigns to Landlord any award which may be made in such taking or condemnation. Notwithstanding the previous sentence, Tenant shall have the right to recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded to Tenant for moving and relocation expenses. In the event of a partial taking which does not result in the termination of the Lease, Minimum Rent shall be apportioned according to the part of the Premises remaining usable by Tenant.

                                  ARTICLE VII
                         INSURANCE AND INDEMNIFICATION
                         -----------------------------

7.1 Insurance. Tenant shall maintain at its sole cost and expense, commencing upon the date Tenant takes possession of the Premises and continuing throughout the Lease Term, commercial liability insurance covering the Premises in a combined single limit amount of not less than $1,000,000, naming Landlord and any mortgagee(s) of the Shopping Center as additional insureds thereunder. Tenant shall also keep in force, at its sole cost and expense, plate glass insurance and all risk coverage insurance for the full replacement value of Tenant's improvements and Tenant's property, including, but not limited to, inventory, trade fixtures, furnishings and other personal property. Any proceeds from Tenant's all risk coverage insurance shall be held in trust by Tenant for the purpose of repair and replacement provided that this Lease is not terminated under the provisions of Section 6.1 hereinabove. The all risk coverage insurance maintained by Tenant shall be written so as to provide that the insurer waives all right of recovery by way of subordination against Landlord in connection with any loss or damage covered by the policy, said policy shall name Landlord as additional insured and Tenant shall furnish Landlord with a copy of the current policy or certificate of insurance. The policy shall provide not less than 30 days written notice of cancellation or material change. Tenant for itself, its successors and assigns, hereby waives and right of recovery against Landlord, its successors or assigns, by virtue of any casualty to the Premises or the Shopping Center, including but not limited to, compensation or damages for loss of use, inconvenience or annoyance caused by any such damages, destruction, repair or restoration. Coverage's maintained by the Tenant hereunder, shall be considered primary without any right of contribution from Landlord's insurance coverage regardless of whether Landlord is deemed to have any degree of fault or negligence. In addition, Tenant shall keep in force workman's compensation or similar insurance to the extent required by law. If equipment that is customarily covered by broad form boiler and machinery insurance is installed in the Premises, Tenant shall provide such coverage in an amount of not less than $1,000,000. Tenant shall deliver said insurance policies or certificates thereof to Landlord prior to taking possession of the Premises; Landlord having the right, at its sole discretion, to approve the insurance carrier utilized by Tenant in connection with the Premises. Should Tenant fail to effect the insurance the insurance called for herein, Landlord may, but shall not be obligated to, procure said insurance and pay the requisite premiums, in which event, Tenant shall pay all sums so expended plus fifteen percent (15%) as overhead to Landlord, as Additional Rent, immediately upon demand. Each insurer under the policies required hereunder shall agree by endorsement on the policy, or by independent instrument furnished to Landlord, that it will give Landlord at least fifteen (15) days prior written notice before any policy or policies affecting the Premises shall be altered or canceled.

7.2 Indemnification. (A) Tenant hereby agrees to indemnify and hold Landlord, its agents and employees any mortgagee(s) of the Shopping Center, harmless and release from any and all claims, damages, liabilities or expenses arising out of
(a) Tenant's use or occupancy of the Premises or the Shopping Center, (b) any and all claims arising from any breach or default in the performance of any obligations of Tenant, (c) any act, omission or negligence of Tenant, its agents, employees, invitees or contractors. Tenant further releases Landlord from liability for any damages sustained by Tenant or any other person claiming by, through, or under, Tenant due to the Premises, the Shopping Center, or any part thereof, or any appurtenances thereto, becoming out of repair, or due to the happening of any accident, including, without limitation, any damage caused by water, snow, windstorm, tornado, gas, steam, electrical wiring, sprinkler system, plumbing, heating and air conditioning apparatus, and from any acts or omissions of co-tenants or other occupants of the Shopping Center. Landlord shall not be liable for any damage to or loss of Tenant's personal property, inventory, fixtures or improvements, from any cause whatsoever, except the affirmative acts of proven negligence of Landlord, and then only to the extent not covered by insurance to be obtained by Tenant in accordance with Section 7.1.

WAIVER OF CLAIMS
----------------

(B) To the extent permitted by law, Tenant releases Landlord and Landlord's agents and servants from, and waives all claims for damage to person or property sustained by Tenant or any occupant sustained by Tenant or any occupant of the Building or Premises resulting from the Building or Premises or any part of either or any equipment or appurtenance becoming out of repair, or resulting from any accident in or about the Building, or resulting directly or indirectly from any act or neglect of any tenant or occupant of the Building or of any other person, including Landlord's agents and servants. Tenant shall secure appropriate insurance to protect itself and all persons from any such loss. This Section shall apply especially, but not exclusively, to the flooding of basements or other subsurface areas, and to damage caused by refrigerators, sprinkling devices, air-condition apparatus, water, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas odor or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Landlord or of other tenants, occupants or servants in the Building or of any other person, and whether such damage because or result from any thing or circumstance whether of a like nature or of a wholly different nature. If any such damage, whether to the demised Premises or to the Building or any part thereof, or whether to Landlord or to other tenants in the Building, result from any act of neglect of Tenant, Landlord may, at Landlord's option, repair such damage and Tenant shall, upon demand by Landlord, reimburse Landlord forthwith for the total cost of such repairs. Tenant shall not be liable for any damage caused by its act or neglect if Landlord or a tenant has recovered the full amount of the damage from insurance and the insurance company has waived in writing its right of subornation against Tenant. All property belonging to Tenant or any occupant of the Premises that is in the Building or the Premises shall be there at the risk of Tenant or other person only, and Landlord shall not be liable for damage or theft or misappropriation thereof.

                                  ARTICLE VIII
                              DEFAULT AND REMEDIES
                              --------------------

8.1 Events of Default and Landlord Remedies. In the event Tenant (i) fails to pay all or any portion of any sum due from Tenant hereunder as and when such payment is due; (ii) fails to cease all conduct prohibited hereby immediately upon receipt of written notice from Landlord; (iii) fails to take actions in accordance with the provisions of written notice from Landlord to remedy

Tenant's failure to perform any of the nonmonetary terms, covenants and conditions of this Lease; (iv) vacate the premises or fails to conduct business in the Premises as herein required; (v) commits an act in violation of the Lease which Landlord has previously notified Tenant to cease more than once in any Lease Year; (vi) becomes bankrupt, insolvent or files any debtor proceeding, takes or has taken against Tenant any petition of bankruptcy; takes action or has action taken against Tenant for the appointment of a receiver for all or a portion of Tenant's assets, files a petition for a corporate reorganization; makes an assignment for the benefit of creditors, or if in any other manner Tenant's interest hereunder shall pass to another by operation of law (any or all of the occurrences in this subsection being deemed a default on account of the bankruptcy for the purposes hereof and such default on account of bankruptcy shall apply to and include any guarantor of this Lease); (vii) commits waste to the Premises; or (viii) is otherwise in breach of Tenant's nonmonetary obligations hereunder and shall not have cured such default within ten (10) days following written notice from Landlord; then Tenant shall be in default hereunder. If Tenant is in default, then Landlord shall any and all of the following rights: (i) To re-enter and remove all persons and property from the Premises; such property may be stored in a public warehouse, sidewalk or elsewhere at the cost of and for the account and sole risk of Tenant without service of notice or resort to legal process; Tenant hereby indemnifies and holds Landlord harmless from any and all loss or damage which Tenant may incur by reason thereof, and Tenant hereby waives any right of redemption granted by any present or future laws; (ii) Without terminating this Lease, to make such alterations and repairs as may be necessary to relet the Premises, and relet the Premises or any part thereof, as the agent of the Tenant, under such terms and conditions as Landlord may deem advisable. Upon such reletting all rentals received by Landlord shall be applied, first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any loss and expenses of such reletting, including brokerage fees and attorney's fees and costs of alterations and repairs; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. Tenant agrees to pay to Landlord on demand the deficiency that may arise by reason of reletting. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach; (iii) Terminate this Lease or Tenants right of possession and in addition to any other available remedies, Landlord may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises, reasonable attorney's fees, and accelerate the Rent reserved hereunder for the remainder of the Lease Term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the Rent payable by Tenant subsequent to default, the Rent for the unexpired Term shall be the scheduled charges for Minimum Rent plus average annual Operating Expenses and Percentage Rent payable by Tenant for the shorter of the preceding two (2) calendar years or the time from the Commencement Date to the date of default.

8.2 Rights and Remedies. The various rights and remedies herein granted to Landlord shall be cumulative and in addition to any other rights or remedies which Landlord may be entitled to at law or in equity. The exercise of one or more rights or remedies of Landlord shall not impair Landlord's right to exercise any other right or remedy. In all events, Landlord shall have the right, without notice to Tenant, to cure any breach by Tenant, at Tenant's sole cost and expense, and Tenant shall reimburse Landlord for such costs and expenses plus fifteen percent (15%) as overhead, immediately upon demand. In the event Landlord institutes dispossessory proceedings or dispossesses or evicts Tenant by summary proceedings or otherwise, Landlord shall have the option to do and perform any one or more of the foregoing; in addition to, and not in limitation of, any remedy or right permitted it by law or in equity or by this Lease. Specifically, without limiting the foregoing, in the event Landlord institutes dispossessory proceedings or dispossesses or evicts Tenant by summary proceedings or otherwise and/or re-enters and takes possession of the Premises, Tenant shall remain liable for all Rent (including Minimum Rent and Additional
Rent) and all other charges under the Lease for the remainder of the Lease Term. Tenant, however may have right to sublet property to Financial Institute, Bank, Credit Union or Brokerage House like Merrill Lynch. Tenant acknowledges and agrees that the foregoing provision is in derogation of the common law and acknowledges that it is the intent of the parties hereto to allow the Landlord to collect future rent in derogation of the common law. In the event of a default by Tenant hereunder, Landlord may, without terminating the Lease, accelerate and declare all rents and charges immediately due and payable for the remainder of the entire Lease Term. Landlord shall have no duty to mitigate damages. Landlord shall also be entitled to recover all damages and loss caused by tenants breech including but not limited to the amount of rental concessions given to Tenant (including but not limited to free of reduced rent, unamortized portion leasing commission, cost of improving the premises for tenant and renovating the premises for a new tenant.

                                   ARTICLE IX
                           ASSIGNMENT AND SUBLETTING
                           -------------------------

9.1 Assignment and Subletting. Tenant shall not, either voluntarily or by operation of law, sell, assign, hypothecate or otherwise transfer this lease, or sublet the Premises or any part thereof, or allow a change of ownership in the leasehold interest or change of control of tenant (all of the foregoing collectively referred to as a "Transfer"), Except to an affiliated entity without the express prior written consent of Landlord, It is understood by Parties that Tenant may sublet to A Bank, Savings & Loan, Credit Union or Brokerage House (like Merrill Lynch) however the Financial Statement may not be any less than assignor. Such transfer shall not be unreasonably with held. If Landlord consents to a Transfer, Tenant shall pay Landlord the greater of $500.00 or one months minimum rent Transfer fee. Tenant shall not be released from, and shall remain principally and primarily liable for, the full and prompt performance of each of the terms and provisions of this Lease following any Transfer. The acceptance by Landlord of Rent following any Transfer shall not be deemed to be a consent by Landlord to any such Transfer, nor shall such acceptance of Rent be deemed a waiver of right or remedy of Landlord hereunder.

                                   ARTICLE X
                          ATTORNMENT AND SUBORDINATION
                          ----------------------------

10.1 Attornment. Tenant shall attorn and be bound to any of Landlord's successors under all the terms, covenants and conditions of this Lease for the balance of the Lease Term, as renewed or extended.

10.2 Subordination. This Lease is, and shall be, subordinate to the lien of any mortgage, security deed, deed of trust, or the lien resulting from any other method of financing or refinancing now or hereafter in force in connection with the Shopping Center (collectively "Mortgages"), and to any and all advances to be made under such Mortgages, and all renewals, modifications, extensions, consolidations, and replacements thereof. The aforesaid provisions shall be self-operative, and no further instrument of subordination shall be required to evidence such subordination. Tenant covenants and agrees to execute and deliver, upon demand, such further instrument or instruments subordinating this Lease on the foregoing basis to the lien of any such Mortgages as shall be requested by Landlord and any mortgagee(s) of the Shopping Center. Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute and deliver such instrument or instruments within ten (10) days after a written request from Landlord thereafter.

                                   ARTICLE XI
                   MERCHANTS' ASSOCIATION/MARKETING FUND DUES
                   ------------------------------------------

11.1 Merchants' Association. N/A


                                  ARTICLE XII
                                 MISCELLANEOUS
                                 -------------

12.1 Attorney's Fees. Tenant shall pay reasonable attorney's fees, and other costs (including but not limited to court costs) incurred by Landlord in the enforcement of any of the terms, covenants, or provisions of this Lease.

12.2 Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the charges herein stipulated shall be deemed to be other than on account of the earliest stipulated charges, nor shall any endorsement or statement on any check or letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of any amounts due hereunder or to pursue any other remedy provided herein.

12.3 Time of Essence. TIME IS OF THE ESSENCE WITH RESPECT TO THE TIME PERIODS OF THIS LEASE.

12.4 Holding Over. If Tenant holds over at the end of the Lease Term without the written consent of Landlord, Tenant shall be deemed a tenant-at-sufferance and Tenant shall pay to Landlord, during each month of such holdover period, a sum equal to double the monthly installments of Minimum Rent payable during the last full month of the Lease Term plus all other charges payable hereunder; Tenant shall further be liable to Landlord for all damages resulting from such holdover provided, however, acceptance of Rent by Landlord shall not be interpreted as a grant of permission for Tenant to continue in possession of the Premises.

12.5 Competing Business. As long as Tenant is in good standing Oceanside Bank shall have exclusivity in the Shopping Center for a Bank, Savings & Loan, Credit Union or Brokerage House similar to Merrill Lynch.

12.6 Severability. In the event any provision of this Lease to any extent shall be deemed invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and the Lease and the remaining provisions thereof shall be valid and enforceable to the full extent permitted by law.

12.7 Brokers. Each party hereto shall indemnify the other party with respect to any claims, losses, liabilities or expenses made by any broker or other party on the basis of any arrangements or agreements made or alleged to have been made by such party with respect to this Lease.

12.8 Waiver. No waiver by Landlord of any provision of this Lease nor any failure of Landlord to act shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same provision. Landlord's consent to, or approval of, any act by Tenant shall not be deemed to render unnecessary the obtaining of Landlord's consent to, or approval of, any subsequent act. No agreement by Landlord to accept Tenant's surrender of the Premises shall be valid unless in writing from Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, of after final judgment for possession of the Premises, shall renew, reinstate, continue or extend the term of this lease or affirm any such notice, demand or suit.

12.9 Right of Entry. Landlord shall have access to the Premises at all reasonable times to show the Premises to prospective mortgagees or purchasers of the Shopping Center and to inspect the Premises and to make such repairs, additions, improvements, changes or alterations, to the Premises or the Shopping Center, as Landlord may elect. During the last six (6) months of the Lease Term (or any renewal terms) Landlord shall have the right to place "for lease" signs in or about the Premises and to show the Premises to prospective tenants. At any time after Tenant abandons or vacates the premises Landlord may enter the premises to decorate, remodel, repair, or otherwise alter the premises for re-occupancy without diminishing Tenants responsibility for rent.

12.10 Successors and Assigns. Except as otherwise provided herein, this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, successors and assigns. If Tenant is a corporation, partnership or other entity, the person(s) signing this Lease on behalf of such entity has full authority from such entity to sign this Lease and obligate the entity hereunder, the entity shall be liable for all rent and other amounts that may be due and owing to Landlord under the terms of this Lease.

12.11 Heading, Captions and References. The article and section captions contained in this Lease are for convenience only and do not in any way limit or amplify any terms or provisions hereof. The use of the terms "hereof", "hereunder" and "herein" shall refer to this Lease as a whole, except where noted otherwise.

12.12 Survival of Obligations. The provisions of this Lease with respect to any obligation of Tenant, including, without limitation, any indemnities of Tenant contained in this Lease, and Tenant's covenant to pay Rent, shall specifically survive the expiration or earlier termination of this Lease.

12.13 Landlord and Tenant Relationship. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any other party, as creating a relationship of principal and agent or of partnership or of joint venture between the parties hereto. No estate shall pass from Landlord to Tenant, and this Lease shall not be subject to levy or sale.

12.14 Jury Trial. In the event that the Tenant and Landlord have a dispute both parties waive a trial by jury of any or all issues arising in any action or proceeding between the parties hereto or their successors, under or connected with this Lease, or any of its provisions.

12.15 Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery to the premises (including without limitation, any nationally or regionally recognized overnight delivery service such as Federal Express), or by U.S. Certified Mail, postage prepaid, return receipt requested. If notice is to be sent to Landlord, such notice shall be addressed to Landlord, at the address set forth in Section 1.1 of this Lease. If notice is to be sent to Tenant, such notice shall be addressed to Tenant at the address set forth in Section 1.1 of this Lease, or by posting such notice to the Premises. Notices and demands shall be deemed to have been given upon (i) the date of depositing in the U.S. Mail, if sent by Certified Mail, (ii) upon delivery if personally delivered, and (iii) posting, if posted to the Premises. If delivery is refused or cannot be made, the notice date shall be the date of attempted delivery.

12.16 Representations. Tenant acknowledges that neither Landlord nor Landlord's agents, employees or contractors have made any representations or promises with respect to the Premises, the Shopping Center, or this Lease, except as expressly set forth herein. By executing this Lease, the parties hereto represent and warrant that they have full authority to enter into this Lease and to perform the covenants contained herein.

12.17 Landlord's Liability. In the event of any alleged default of Landlord, Tenant shall not seek to secure any claim for damages or indemnification by any attachment, levy, judgment, garnishment or any other security proceeding against any property of the Landlord other than Landlord's equity in the Shopping Center, it being agreed and understood, however, that the maximum recovery by Tenant against Landlord shall be in an amount equal to the lesser of (i) the net worth of Tenant as of the date of Tenant's claim against Landlord, or (ii) Landlord's equity interest in the Shopping Center. Landlord as used herein, shall include any assignee or other successor of the original Landlord or its successors or assigns. In the absence of fraud, no person, firm or corporation, or the heirs, legal representatives, successors and assigns, respectively, thereof, executing this Lease as agent, trustee or in any other representative capacity, shall ever be deemed or held individually liable hereunder for any reason or cause whatsoever.

12.18 Jurisdiction. The laws of the State in which the Shopping Center is located shall govern the interpretation, validity, performance, and enforcement, of this Lease.

12.19 Estoppel Certificates. Within ten (10) days after written request by landlord, Tenant shall execute, acknowledge, and deliver, to Landlord, or to such other party as may be designated by landlord, a certificate stating that this Lease is in full force and effect and has not been modified, supplemented or amended in any way, except as indicated in such certificate; that all conditions and agreements hereunder to be performed by Landlord have been satisfied or performed, except as set forth in said certificate; that Tenant is not in default in the payment of Rent or any of the other obligations required of Tenant hereunder, and that Tenant has paid Rent as of the date set forth in the certificate.

12.20 Net Lease. This Lease is a net lease, and Lessee shall pay, or reimburse to Landlord, as the case may be, costs, charges, taxes, assessments and other expenses Limited to Section 3.5. for the payment of which Landlord or Tenant is or shall become liable during the Term hereof by reason of its estate, right, title or interest in the Leased Premises, or which are connected with or arise out of the possession, use, occupancy, maintenance, addition to, repair or rebuilding of the Leased Premises or any portion thereof, including, without limitation, those specifically referred to in this Lease; provided, however, that Lessee shall not be responsible to reimburse Landlord for income, profits or revenue taxes payable by Landlord.

EFFECTIVENESS
-------------

12.21 Submission of this instrument for examination does not constitute a reservation of or option for the Premises. The instrument becomes effective as a lease upon execution and delivery both by Landlord and Tenant.

INTEREST CHARGES
----------------

12.22 All amounts past due from Tenant to Landlord hereunder shall be paid within ten days from the date Landlord renders statements of account therefore and shall bear interest at 18% per annum thereafter until paid.

12.23 RULES AND REGULATIONS The rules and regulations pertaining to the Project, which Landlord may hereafter from time to time adopt and promulgate for the management of the Property, are hereby made a part of this lease agreement and shall, during the term of this agreement be in all respects observed and performed by tenant and Tenant's employees, servants, agents, invitees and guests. Tenant agrees to abide by, uphold and fully comply with the Rules and Regulations and with such reasonable modifications thereof and additions thereto as Landlord may make. Insofar as the attached Standard Rules and Regulations conflict with any of the terms and provisions of this lease agreement, the terms and provisions of this lease shall control. Tenant further agrees that Landlord shall have the right to waive any or all such rules in the case of any one or more tenants in the Property without affecting Tenant's obligations under this lease and the Rules and Regulations and that Landlord shall not be responsible to Tenant for the failure of any other tenant to comply with the Rules and Regulations.

12.24 Waiver of Strict Construction against Drafting Party. Should any provision of this Agreement be subject to judicial interpretation, it is agreed that the court interpreting or considering such provision not apply the presumption or rule of construction that the terms of this Agreement be more strictly construed against the party which itself or through its counsel or other agent prepared the same, as all parties hereto have participated in the preparation of the final form of this Agreement through review by their respective counsel and the negotiation of changes in language in any provision deemed unsuitable or inadequate as initially written, and, therefore, the application of such presumption or rule of construction would be inappropriate and contrary to the intent of the parties.

12.25 Entire Agreement. This lease constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and no subsequent amendment or agreement shall be binding upon either party unless it is signed by each party. This Lease supersedes all prior promises, agreements, conditions and understandings between Landlord and Tenant, whether written or oral or written. As a material inducement and consideration for Landlord to enter into this Lease, Tenant hereby releases and forever discharges Landlord, its employees and its agents, officers, directors, successors and assigns from any damage, loss or injury which Tenant may have sustained in connection with the prior lease of any property of Landlord or its affiliated companies The submission of this Lease shall not constitute an offer to Lease by Landlord and this Lease shall not be binding unless and until it is signed by Landlord and Tenant.

12.26 Exhibits: The following exhibits attached to this Lease are by this reference incorporated into this Lease:

Exhibit A - Site Plan
Exhibit B - Sign Criteria
Exhibit C - Special Stipulations
Exhibit D - Guaranty of Lease

Insofar as such exhibits conflict with any of the terms or provisions contained in the text of this Lease, the terms and provisions of such exhibits shall govern and control.

12.27 When Lease Becomes Binding Employees or agents of the Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. Only Edward Ash has authority to act on behalf of Landlord. The submission of this document for examination and negotiation does not continue an offer to lease, or a reservation of, or option for, the premises, and this document shall become effective and binding only upon the execution and delivery hereof by both the Landlord and the Tenant, Tenant understands that Landlord may be considering other parties as prospective tenants for the Premises, and regardless of the status of negotiations between the parties, Landlord may lease the Premises to any such party at any time until a binding lease for the Premises has been executed by Landlord.

IN WITNESS WHEREOF, the parties hereto have executed triplicate originals this Lease under the seal the day and year first above written.

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, OR AS OTHERWISE MAY BE PERMITTED BY LAW, NONE OF LANDLORD'S AGENTS OR EMPLOYEES, EXCEPT EDWARD ASH, IS AUTHORIZED TO SIGN THIS LEASE AND TO MAKE ANY MODIFICATIONS OR REPRESENTATIONS TO THE LEASE OR WITH RESPECT TO THE TERMS OF TENANT'S TENANCY AND OBLIGATIONS UNDER THIS LEASE, ALL OF WHICH MUST BE REDUCED TO WRITING, AND EXECUTED BY ALL PARTIES TO THE LEASE.

LANDLORD:                                     MANT EQUITIES, LLC
Signed and acknowledged in the presence of:




By: /s/                                       /s/Edward Ash, CEO
    -----------------------                   ------------------
    Witness as to signature                   Edward Ash CEO



TENANT:                                       OCEANSIDE BANK

signed and acknowledged in the presence of

    /s/                                       /s/Barry W. Chandler
    ---------------------------               --------------------
                                              Barry W. Chandler
                                              President and CEO

                                    EXHIBIT A


               [GRAPHIC-CHART DEPICTING LAYOUT FOR HODGES PLAZA]



                                  Hodges Plaza
                             13799 Beach Boulevard
                             Jacksonville, FL 32324
                 Tel (904) 242-9000, ext 222/Fax (9040 242-0009

                                    EXHIBIT B

                                  SIGN CRITERIA

                                   BEACH PLAZA

In order to maintain a high degree of aesthetic balance in general sign appearance while adhering to local governmental electrical and/or sign controls, the following sign criteria is established must be followed by all tenants.

The Tenant, at its expense, will furnish, install, and maintain sign or signs of such size, design and character and at such locations on the demised premises as Landlord shall approve in writing. A detailed sign design must be given to Landlord for approval. Any sign installed, resulting in violation of the sign criteria, will be removed at Tenant's expense.

The advertising or informative content of all signs shall be limited to letters designating the store name and/or type of store (which such designation of the store type shall be by general description terms and shall not include any specifications or merchandise offered for sale therein, or the services rendered therein) only and shall contain no advertising devices, slogans, symbols, or marks (other than the store name and/or type of store as aforesaid and other than crests, corporate shields which shall be permitted).

CONSTRUCTION SPECIFICATIONS: Exterior sign age shall consist of individual, internally lighted letters that will have been fabricated of welded aluminum. The exterior of each letter will be finished in white enamel. Each letter interior to be finished in white enamel. Face material to be of 3/16" translucent acrylic, held into each letter fact-position by 1" jewel lite retainers. Face acrylic color to be approved by Landlord. Type style to be of Tenant's choice and approved by Landlord.

No letter shall exceed 24" in height. (One or two lines of copy is permissible, but the total maximum vertical sign area shall not exceed 36" while the total maximum horizontal sign area shall not exceed 75% of any storefront area as measured on a continual horizontal plane). The minimum letter height shall be 12". The letter depth shall not exceed 5". All sign age to be centered horizontally and vertically onto the upright fascia and directly over leased area. Landlord shall have the right to coordinate the position and proportionate size of each sign on the building. All letters to be U.L. approved and illuminated internally by single or double line 13 mm neon tubing. Electrodes, at the bottom of each letter, with channel primary wiring through glass housing. Letters will house all primary wiring, power transformers, and concealed mountings. A required "cut-off" switch will also be concealed. Letters are painted and textured to match the fascia surface to which the sign age will be attached.

Tenant will procure and pay for all permits necessary therefor and also comply with all governmental laws, statutes, rules and regulations relating thereto.





TENANT: OCEANSIDE BANK

Signed and acknowledged in the presence of:

_________________________
Witness as to signatures                     /s/ Barry W. Chandler
                                             ---------------------
                                              Barry W. Chandler
                                             President CEO

                                    EXHIBIT C

                                  (Page 1 of 2)

SPECIAL STIPULATIONS TO LEASE, by and between Oceanside Bank, as Tenant, and MANT Equities, LLC, as Landlord, covering , 13799 Beach Blvd. Hodges Plaza a Shopping Center in Jacksonville, Florida.

A Pre-Paid Rent. $14,984.55

B. Delivery of Premises:  Landlord shall deliver the premises to tenant with all
building   systems   below  in  good  working  order  and  to  meet  local  code requirements. Landlords work will include the following:

1. Thirty (30) tons of HVAC for standard open plan except bathrooms.
2. 400 AMP electrical system
3. Perimeter Walls primed and taped ready for paint
4. Drop ceiling with flourescent lighting minimum to meet code 2 x 4. 5 Electrical Outlets on perimeter wall minimum to meet code.
6. Bathrooms minimum to meet code.
7. Windows and two double doors and exits door.
8. Water Sprinklers minimum to meet code.

C. Tenant's Work:

1. Banks specific improvements to leasehold property may be performed by landlord at Tenant's cost or the bank at its sole potion, contract and pay for improvements by a third party or perform these improvements itself. Bank shall have the option to pay landlord, should landlord perform the improvements, as work progresses or landlord will finance said improvements over a ten year term at an interest rate of WSJ Prime, subject to change monthly, and payment of which shall be added to the monthly rent payment.

2.Drive Thru- Tenant at its own cost shall obtain all necessary permits and construct Tenant's drive thru facility over the retention pond for no additional rent for a period of 10 years. Six (6) months prior to expiration of the Lease Tenant & Landlord will mutually agree on additional rent for drive thru facility except as relating to D. below.

3. All additional improvements to separate space will be at Tenant's cost.

D. Tower: Landlord will construct a tower on out parcel building and Landlord and Tenant will split the cost of adding a tower in half equally. "Bank sign age, in accordance with building code of the City of Jacksonville, is allowable on tower addition, which must be approved by landlord. Approval will not be unreasonably withheld and paid for by Tenant.Landlord shall use all commercially reasonable efforts to complete Landlord's Improvements within a reasonable time after the execution hereof by the parties hereto, subject to delays caused by strike, casualty, fire, injunction, action of the elements, or any other cause beyond the control of Landlord. Under no circumstances shall Landlord be liable for any delay or failure to commence or complete Landlord's Improvements.

E. Use. Tenant will, at Landlord's request and Tenant's expense, provide and install whatever devices, such as insulation, baffling, etc., that may be necessary to prevent any noise, odors, vibrations or water form extending beyond the Premises to adjacent stores and/or common areas. Tenant will be responsible to repair in a timely manner, and in a good and workmanlike manner, and damage caused by noise, odors, vibrations or water extending beyond the Premises and hod Landlord from any damages resulting therefrom.

F. Radon Gas. Radon is a naturally occurring radioactive gas that when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon may be obtained from your county public health unit. This notice is given pursuant to 404.056(8) Florida Statutes.

EXHIBIT C
(Page 2 of 2)
G. Construction Liens. Pursuant to Florida Statutes 713.10, it is the intent of the parties hereto that Landlord's interest in the Premises shall not be subject to any liens filed because of or arising from the Tenant's failure to make payments in connection with any buildings or improvements installed or constructed on the Premises.

H. Sign: Prominent position for Bank on Pylon.

I. Parking: 30 minute Parking shall be provided within vicinity of premises.

J. CPI The term "CPI" as used herein shall mean the Consumer Price Index for all urban consumers for the United States, "All Items" (1982-84=100), U. S. City Average, complied by the United States Department of Labor, Bureau of Labor Statistics, or its successor index.

K. Renewal Option: Provided that Tenant is not in default of the lease. Tenant shall have the right, privilege and option to renew the term of this Lease for two (2) additional five (5) year period ("Renewal Period") upon and under all other terms, covenants, and condition, hereof, except as to further renewals, and except however (i) Minimum Rent for each Lease Year of the renewal Period shall be as set forth herein below and (ii) no additional option to renew the term of the Lease shall apply to Tenant other than as provided herein and (iii) no construction allowance or rental concessions shall be accorded Tenant in connection with the Renewal Period.

L. Cancellation Clause: Tenant may at its option cancel this Lease only by giving Landlord a certified letter prior to December 26, 2000. If Landlord does not receive certified letter prior to December 26, 2000 the Lease shall be deemed in full force for the full length of Lease as provided herein.

The Minimum Rent during each Lease Year of the Renewal Period shall increase as set out below and shall include additional rent for the drive thru facility as agreed to by the parties.

RENEWAL PERIOD; Increase annually according to CPI. At the end of each Lease Year during the Term of any renewal hereof, the next year's Minimum Rent shall be an amount equal to the then amount of Minimum Rent as increased by any rental adjustment hereunder, payable during the prior Lease Year, multiplied by a fraction, the numerator of which is the Consumer Price Index for the first month of the then current Lease Year and the dominator of which is the Consumer Price Index for the first month of the immediately preceding Lease Year or 3% which ever is greater not in excess of 6% plus additional rent on Exhibit "C".

Written notice of the intent to exercise this renewal option must be delivered by Tenant to Landlord at lease six (6) months prior to the expirations of the term hereof, or any renewals thereof, or such option shall be considered unexercised and thereof null and void. The option shall be considered null and void if Tenant is more than ten (10) days late two (2) or more times in any twelve (12) month period in the payment of rental charges required by this Lease to be paid by Tenant, or if Tenant commits any other default under the terms of this Lease, or upon the expiration or earlier termination of this Lease for any reason. If Tenant is in default under the terms and provisions of this Lease, Tenant shall have no right to renew the term of this lease during the time commencing from the date Landlord gives to Tenant a notice of default under the Lease and continuing until the default alleged is said notice is cured. The period of time within which said renewal option may be exercised shall not be extended or enlarged by reason of the inability of Tenant to exercise said renewal options because of such default. Notwithstanding any provision herein to the contrary, the term of the Lease shall not be renewed as herein provided, if at any time following the exercise by the Tenant of the renewal option herein granted, Tenant under the Lease and Landlord has elected to terminate the Lease as a result of such default in accordance with the terms and provisions of this Lease.

                                    EXHIBIT D

                                GUARANTY OF LEASE

In consideration of the making of the within Lease by Landlord, MANT Equities, LLC, and the sum of $1.00 paid by the Landlord to the undersigned, receipt of which is acknowledged, the undersigned (jointly and severally, if more than one) hereby unconditionally guarantees to the Landlord, its successors and assigns, the payment by the Tenant ,Oceanside Bank of all rents fixed in the within Lease and the performance by Tenant of all the terms and provisions of the within Lease and any fully executed amendments, modifications, addendums or additions, as if it had itself executed said Lease as Tenant and, upon any default by Tenant, agrees to perform each and every obligation of Tenant under this Lease or any renewal, modifications, assignment, subletting or extension thereof, including, but not limited to the payment of such sum or sums of money as may be due. This guaranty is absolute and unconditional and shall not be affected or diminished by an assignment of the attached Lease or subletting of the Premises. The rights herein granted shall be in addition to any rights of the Landlord against Tenant, shall exist regardless of any re-entry of the Premises by the Landlord and shall not be waived by any failure on the part of the Landlord to assert rights or remedies against the Tenant. Landlord reserves the right to modify the Lease without notice to or consent from the Guarantors. The
Guarantors hereby warrant that they have a financial interest in the Tenant aforesaid. Landlord shall not be required to resort to the Tenant before instituting action against any individual guarantor or guarantors jointly.

In the testimony whereof, this guaranty has been duly executed under seal as of the same day and year as the Lease to which this guaranty is attached.

Signed and acknowledged                        OCEANSIDE BANK
in the presence of:
                                               /s/Barry W. Chandler
--------------------------                     --------------------
Witness as to signatures                       Barry W. Chandler
President CEO